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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported):
                                  July 22, 1998

                                 MathSoft, Inc.
             (Exact name of Registrant as specified in its charter)



                    Massachusetts     0-020992     04-2842217
            (State or jurisdiction     (Commission     (IRS Employer
           of Incorporation)     File number)     Identification No.)


                            101 Main Street     02142
                     Cambridge, Massachusetts     (Zip Code)
                              (Address of principal
                               executive offices)

       Registrant's telephone number, including area code: (617) 577-1017

                           No change since last report
                   (Former name or former address, if changed
                               since last report)






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Item  5.    Other  Events.
-------------------------

     On July 22, 1998, the Company issued a press release, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Item  7.    Financial  Statements  and  Exhibits.
------------------------------------------------

Exhibit  No.                                                            Exhibit
------------                                                            -------

   99.1                       Press release of the Company dated July 22, 1998

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   MATHSOFT,  INC.



July  22,  1998                                     By:    /s/ Robert P. Orlando
                                                        ------------------------
                                          Robert  P.  Orlando
                                          Chief  Financial  Officer